UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

December 16, 2003
Date of Report (Date of Earliest Event Reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-13109 (Commission File Number)	98-0390488 (I.R.S. Employer Identification Number)

55 Shuman Blvd., Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Presentation dated December 16, 2003

Item 9. Regulation FD Disclosure.

     On December 16, 2003, Laidlaw International, Inc. made a presentation to certain investors reviewing its general business operations and its operating performance for its fiscal year 2003. A copy of the presentation is furnished as a part of this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LAIDLAW INTERNATIONAL, INC.

	By:	/s/ Douglas A. Carty
	Name: Title:	Douglas A. Carty Senior Vice President and Chief Financial Officer

Date: December 17, 2003

Exhibit Index

Exhibit Number	Description

99.1	Presentation dated December 16, 2003